SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) March 2, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STAEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of January 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of January 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data, as of January 31, 2001 attached as Exhibit
99.0 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Report as of January 31, 2001, attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: March 2, 2001              By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of January 31, 2001           4
99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of January 31, 2001                              5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month
                                 Ended January 31,
                                ----------------------
                                  2001       2000
                                (Dollars in thousands)

AVERAGE INVESTMENTS             $191,072    $213,756


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,022,499  $3,508,409
Loans Originated/Purchased       $73,092     $56,250
Loans Sold                        $2,565        $867

Average Rate on Loans
  Originated/Purchased              7.58%       7.30%
Percentage of Portfolio in
  Adjustable Rate Loans            91.19%      92.11%
Non-performing Assets
  to Total Assets                   0.24%       0.40%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,534,000  $1,124,000
Reverse  Repurchase
  Agreements                    $293,164    $355,995


DEPOSITS

Retail Deposits               $1,701,516  $1,527,237
Wholesale Deposits              $493,583    $549,100
                              ----------  ----------
                              $2,195,099  $2,076,337

Net Increase (Decrease)          $26,348     $11,256


AVERAGE INTEREST RATES

Yield on Loans                      8.30%       7.48%
Yield on Investments                5.81%       5.55%
Yield on Earning Assets             8.19%       7.37%
Cost of Deposits                    4.85%       4.44%
Cost of Borrowings                  6.43%       5.88%
Cost of Money                       5.58%       5.04%
Earnings Spread                     2.61%       2.33%
Effective Net Spread                2.82%       2.51%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 1/31/2001
                            (000's omitted)

             Total Real Estate Loan Portfolio


                                    Bank Owned      Percent of
             Property Type            Balance         Total

             Single                  $2,179,063         59%
             Family
             Multifamily             $1,318,685         36%
             Commercial & Ind          $213,528          5%
                Total Real Estate    $3,711,276        100%
             Loans

             Single
             Family

             Without Prepayment      $1,974,986         91%
             Penalty
             With Prepayment           $204,077          9%
             Penalty
                Total Single         $2,179,063        100%
             Family Loans


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,773,038         90%
                       >10 Yrs         $201,948         10%
                       Total         $1,974,986        100%


                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
                  $252   $252-$275  $275-$500 $500-$1,000     $1,000      Total

<7%              $7,271    $1,333    $10,522     $21,975     $35,166     $76,267
7 - 7.25%         1,651         0      5,227      14,402      31,904      53,184
7.25%-7.50%       3,354     1,330      8,276      22,060      26,909      61,929
7.50%-7.75%       6,566       262      6,921       6,771      20,665      41,185
7.75%-8.00%      71,741    11,269     65,369      29,498      11,814     189,691
8.00%-8.25%     145,600    16,912    123,504     100,147      63,358     449,521
8.25%-8.50%     141,558    16,113     94,559     112,389     109,322     473,941
8.50%-8.75%      63,080     9,539     62,839      38,743      51,089     225,290
8.75%-9.00%      31,190     3,708     36,743      11,988      10,223      93,852
9.00%-10%        71,174     3,947     25,293       3,672       2,312     106,398
>10%              1,780         0          0           0           0       1,780
       Total   $544,965   $64,413   $439,253    $361,645    $362,762  $1,773,038